Exhibit 10.1

AMENDMENT NO. 1 TO THE

CONVERTIBLE NOTE AND WARRANT PURCHASE AGREEMENT

This Amendment No. 1 (the “Amendment”) to the Convertible Note and Warrant Purchase Agreement (the “SPA”) dated December 12, 2024, is made and entered into as of February 11, 2025, by and between CIMG Inc., a Nevada corporation (the “Company”), and the persons and entities listed on the schedule of investors attached hereto as Schedule I in the SPA (the “Investor(s)”) (collectively referred to as the “Parties”).

WHEREAS, the Parties entered into the SPA on December 12, 2024, pursuant to which the Company agreed to issue and sell, and the Investors agreed to purchase, notes (the “Notes”) in the principal amount be a total of USD$ 10,000,000 and Warrants (the “Warrants”) to purchase up to that number of shares of common stock of the Company into which the principal amount of the Notes may be converted, excluding interest to be accrued on the Notes;

WHEREAS, the Parties wish to amend certain provisions of the SPA as set forth in this Amendment to reflect the original mutual understanding of the Parties regarding the warrant shares;

NOW, THEREFORE, in consideration of the mutual covenants and promises herein contained, the Parties agree as follows:

1.	Amendment to Section 1(b) of the SPA which shall be revised and replaced as follow:

“(b) Issuance of Warrants. Subject to all of the terms and conditions hereof, the Company has authorized the issuance of Warrants to purchase up to that number of shares of common stock of the Company equal to the principal amount of the Notes they each hold, divided by the exercise price of the Warrants, being $0.39 per share, excluding interest to be accrued on the Notes, as set forth in more detail in this Agreement and in the Warrants dated on or around the date of this Agreement. The Company agrees to issue to each Investor the Warrants exercisable for a number of Common Stock equal to 100% of the principal amount of the Notes they each hold, divided by the exercise price of the Warrant, being $0.39 per share, excluding interest to be accrued on the Notes (the “Warrant Coverage Amount”). The Warrants shall be in the form set forth in Exhibit B attached hereto.”

2.	Effectiveness of Amendment: This Amendment shall become effective as of February 11, 2025.

3.	Previous Warrants and Notes: The parties hereto acknowledge and agree that all warrants issued pursuant to the SPA are consistent with this Amendment and shall remain in full force and effect.

4.	No Other Amendments: Except as expressly amended herein, the SPA remains in full force and effect and is hereby ratified and confirmed.

5.	Governing Law: This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to its conflict of law principles.

6.	Counterparts: This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(Signature Page Follows)

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IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the day and year first above written.

COMPANY:

CIMG Inc.,
a Nevada corporation

By:	/s/ Jianshuang Wang
Name:	Jianshuang Wang
Title:	Chief Executive Officer

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IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the day and year first above written.

INVESTOR: Joyer Investment Limited

By:	/s/ Yumei Liu
Name:	Yumei Liu
Title:	Director
Email:	[Redacted]
Address:	[Redacted]

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IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the day and year first above written.

INVESTOR: DYT INFO PTE. LTD.

By:	/s/ CHOI Ling
Name:	CHOI Ling
Title:	Director
Email:	[Redacted]
Address:	[Redacted]

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IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the day and year first above written.

INVESTOR: Dada Business Trading Co., Limited

By:	/s/ Zheng Dai
Name:	Zheng Dai
Title:	Director
Email:	[Redacted]
Address:	[Redacted]

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IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the day and year first above written.

INVESTOR: YY Tech Inc.

By:	/s/ Yujie Liu
Name:	Yujie Liu
Title:	Director
Email:	[Redacted]
Address:	[Redacted]

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IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the day and year first above written.

INVESTOR: Metaverse Intelligence Tech Ltd.

By:	/s/ Ying Yu
Name:	Ying Yu
Title:	Director
Email:	[Redacted]
Address:	[Redacted]

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IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the day and year first above written.

INVESTOR: VMADE CO., LIMITED

By:	/s/ Xiaodong Liu
Name:	Xiaodong Liu
Title:	Director
Email:	[Redacted]
Address:	[Redacted]

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